Exhibit 99.5


BEAR STEARNS
                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009


DATE:                                   February 27, 2007

TO:                                     Wells Fargo Bank, N.A., not in its
                                        individual capacity, but solely as
                                        Trust Administrator on behalf of the
                                        TBW Mortgage-Backed Trust 2007-1,
                                        Mortgage Pass-Through Certificates,
                                        Series 2007-1
ATTENTION:                              Client Manager TBW 2007-1
TELEPHONE:                              410-884-2000
FACSIMILE:                              410-715-2380

FROM:                                   Derivatives Documentation
TELEPHONE:                              212-272-2711
FACSIMILE:                              212-272-9857

SUBJECT:                                Fixed Income Derivatives Confirmation

REFERENCE NUMBER(S):                    FXNCC9252

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the Master Agreement specified below, with respect to this Transaction.

1. This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement dated as of February 27, 2007 between BSFP and Counterparty (the agreement, as amended and supplemented from time to time, being referred to herein as the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:               Rate Cap

     Notional Amount:                   With respect to any Calculation
                                        Period, the amount set forth for such
                                        period on Schedule I attached hereto.

Reference Number: FXNCC9252
Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
February 27, 2007
Page 2 of 7

       Trade Date:                      February 23, 2007

       Effective Date:                  February 27, 2007

       Termination Date:                May 25, 2010, subject to adjustment in
                                        accordance with the Business Day
                                        Convention.

       Fixed Amount (Premium):

              Fixed Rate Payer:         Counterparty

              Fixed Rate Payer
              Payment Date:             February 27, 2007

              Fixed Amount:             USD 49,000

       Floating Amounts:

              Floating Rate Payer:      BSFP

              Cap Rate:                 With respect to any Calculation Period,
                                        the rate set forth for such period on
                                        Schedule I attached hereto.

              Floating Rate Payer
              Period End Dates:         The 25th calendar day of each month
                                        during the Term of this Transaction,
                                        commencing March 25, 2007 and ending
                                        on the Termination Date, subject to
                                        adjustment in accordance with the
                                        Business Day Convention.

              Floating Rate Payer
              Payment Dates:            Early Payment shall be applicable. The
                                        Floating Rate Payer Payment Date shall
                                        be the second Business Day preceding
                                        each Floating Rate Payer Period End
                                        Date.

              Floating Rate Option:     USD-LIBOR-BBA

              Designated Maturity:      One month

              Floating Rate Day
              Count Fraction:           Actual/360

Reference Number: FXNCC9252
Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
February 27, 2007
Page 3 of 7



              Reset Dates:              The first day of each Calculation
                                        Period.

              Compounding:              Inapplicable

       Business Days:                   New York

       Business Day Convention:         Following

       Calculation Agent:               BSFP

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS TRANSACTION.

3.     Account Details and
       Settlement Information:          Payments to BSFP:
                                        Citibank, N.A., New York
                                        ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                                        Account Number: 0925-3186, for further
                                        credit to Bear Stearns Financial
                                        Products Inc.
                                        Sub-account  Number: 102-04654-1-3
                                        Attention: Derivatives Department

                                        Payments to Counterparty:
                                        Wells Fargo Bank, N.A.
                                        ABA Number: 121000248
                                        Beneficiary Account No.: 3970771416
                                        Beneficiary Account Name: SAS Clearing
                                        Reference: for further credit 50994102
                                        Class A-2 Cap Account

Additional Provisions:

Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has

Reference Number: FXNCC9252
Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
February 27, 2007
Page 4 of 7


made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that BSFP has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:    /s/ Annie Manevitz
       ------------------------------
       Name: Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUST ADMINISTRATOR
ON BEHALF OF THE TBW MORTGAGE-BACKED TRUST 2007-1, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1


By:    /s/ Carla S. Walker
       ------------------------------
       Name: Carla S. Walker
       Title: Vice President

Reference Number: FXNCC9252
Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
February 27, 2007
Page 5 of 7

       Name:
       Title:

lm

Reference Number: FXNCC9252
Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
February 27, 2007
Page 6 of 7




                                  SCHEDULE I
         (all such dates subject to adjustment in accordance with the
                           Business Day Convention)

                                               Notional Amount
From and including      To but excluding            (USD)           Cap Rate
------------------      ----------------            -----           --------
  Effective Date           3/25/2007            86,219,000.00        7.750%
     3/25/2007             4/25/2007            86,219,000.00        6.480%
     4/25/2007             5/25/2007            86,219,000.00        6.700%
     5/25/2007             6/25/2007            86,219,000.00        6.480%
     6/25/2007             7/25/2007            86,219,000.00        6.700%
     7/25/2007             8/25/2007            86,219,000.00        6.480%
     8/25/2007             9/25/2007            86,219,000.00        6.480%
     9/25/2007             10/25/2007           86,219,000.00        6.700%
    10/25/2007             11/25/2007           86,219,000.00        6.480%
    11/25/2007             12/25/2007           86,219,000.00        6.700%
    12/25/2007             1/25/2008            86,219,000.00        6.480%
     1/25/2008             2/25/2008            86,219,000.00        6.480%
     2/25/2008             3/25/2008            86,219,000.00        6.930%
     3/25/2008             4/25/2008            86,219,000.00        6.480%
     4/25/2008             5/25/2008            86,219,000.00        6.700%
     5/25/2008             6/25/2008            86,219,000.00        6.480%
     6/25/2008             7/25/2008            86,219,000.00        6.700%
     7/25/2008             8/25/2008            86,219,000.00        6.480%
     8/25/2008             9/25/2008            86,219,000.00        6.480%
     9/25/2008             10/25/2008           86,219,000.00        6.700%
    10/25/2008             11/25/2008           86,219,000.00        6.480%
    11/25/2008             12/25/2008           86,219,000.00        6.700%
    12/25/2008             1/25/2009            86,219,000.00        6.480%
     1/25/2009             2/25/2009            86,219,000.00        6.480%
     2/25/2009             3/25/2009            86,219,000.00        7.190%
     3/25/2009             4/25/2009            86,219,000.00        6.480%
     4/25/2009             5/25/2009            86,219,000.00        6.700%
     5/25/2009             6/25/2009            86,219,000.00        6.480%
     6/25/2009             7/25/2009            84,613,584.19        6.700%
     7/25/2009             8/25/2009            75,867,239.92        6.480%
     8/25/2009             9/25/2009            67,285,924.89        6.480%
     9/25/2009             10/25/2009           58,866,549.45        6.700%
    10/25/2009             11/25/2009           50,606,081.51        6.480%
    11/25/2009             12/25/2009           42,501,545.45        6.700%

Reference Number: FXNCC9252
Wells Fargo Bank, N.A., not in its individual capacity, but solely as Trust Administrator on behalf of the TBW Mortgage-Backed Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1
February 27, 2007
Page 7 of 7


    12/25/2009             1/25/2010            34,550,021.09        6.480%
     1/25/2010             2/25/2010            26,748,642.63        6.480%
     2/25/2010             3/25/2010            19,094,597.67        7.190%
     3/25/2010             4/25/2010            12,315,983.86        6.480%
     4/25/2010          Termination Date         5,674,243.98        6.700%